SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ProCyte Corporation (Name of Registrant as Specified in Its Charter)

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ProCyte Corporation

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD TUESDAY, MAY 20, 2003

TO THE SHAREHOLDERS OF PROCYTE CORPORATION:

You are cordially invited to attend the Annual Meeting of the Shareholders (the “Annual Meeting”) of ProCyte Corporation, a Washington corporation (the “Company”), to be held on Tuesday, May 20, 2003 at 9:00 a.m., Pacific Daylight Time, at the Education Conference Center, 1st Floor, Overlake Hospital, 1035 - 116th Avenue NE, Bellevue, WA 98004, for the following purposes:

1.	To elect five Directors of the Company;

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the meeting and any adjournments and postponements thereof.

Holders of the Common Stock of the Company at the close of business on April 8, 2003 are entitled to notice of and to vote upon all matters at the Annual Meeting.

You are invited to attend the Annual Meeting so that we may have the opportunity to meet with you and discuss the affairs of the Company. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE COMPANY MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A stamped, addressed envelope is enclosed for your convenience in returning your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JOHN F. CLIFFORD John F. Clifford Chairman and Chief Executive Officer

Redmond, Washington April 17, 2003

PROCYTE CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2003

This Proxy Statement is furnished by, and the accompanying form of proxy is solicited on behalf of, the Board of Directors of ProCyte Corporation, a Washington corporation (“we,” “us,” the “Company” or “ProCyte”), for use at its Annual Meeting of Shareholders to be held at the Education Conference Center, 1st Floor, Overlake Hospital, 1035 - 116th Avenue NE, Bellevue, Washington, 98004 on Tuesday May 20, 2003 at 9:00 a.m., Pacific Daylight Time, and at any adjournment thereof (the “Annual Meeting”). The Company’s Annual Report for the year ended December 31, 2002, Notice of Annual Meeting, and a form of proxy accompany this Proxy Statement. The Company’s principal executive offices are located at 8511 - 154th Avenue NE, Redmond, WA 98052. The approximate date of the mailing of this Proxy Statement and form of proxy is April 17, 2003.

Record Date and Voting Securities

Only shareholders of record of the Company’s common stock, $.01 par value per share (the “common stock”) at the close of business on April 8, 2003 (the “record date”) will be entitled to vote at the Annual Meeting. Each share of common stock outstanding is entitled to one vote per share on any matter brought before the meeting. Cumulative voting is not permitted by our Articles of Incorporation. On April 8, 2003, the Company had outstanding 15,764,687 shares of common stock.

The presence in person or by proxy of holders of record of a majority of the outstanding shares of common stock is required to constitute a quorum for the transaction of business at the meeting. If a quorum is present, those nominees for election to the board of directors who receive the greatest number of votes cast for the election of directors by shares present at the meeting, in person or by proxy, and entitled to vote, shall be elected directors. The proposal relating to the ratification of the appointment of Deloitte & Touche LLP as our independent auditors will be adopted if a majority of the voting power of the shares present at the meeting, in person or by proxy, and entitled to vote, affirmatively vote in favor of the applicable proposal. If any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

Abstentions and “broker non-votes” (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes do not count either as votes for or as votes against the proposals. Therefore they have no effect on the proposals to be voted on at the Annual Meeting other than to reduce the number of favorable votes that may be necessary to approve the proposals. There will be no broker non-votes on the election of directors since brokers who hold shares for the accounts of their clients have authority to vote such shares with respect to these matters.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the President of the Company at our principal executive office, 8511-154th Avenue NE, Redmond, WA 98052, at the time or before the vote is taken at the Annual Meeting a written notice of revocation bearing a date later than the proxy or a duly executed later-dated proxy relating to the same shares; or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

Solicitation

We will bear the entire cost of solicitation of proxies, including preparing, printing and mailing this Proxy Statement, the proxy card and any additional information furnished to shareholders. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date. We will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to mailing this Proxy Statement and the accompanying proxy card, proxies may be solicited by our directors, officers and other employees, without additional compensation, in person or by telephone, telegraph or facsimile transmission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of the Company’s common stock on April 8, 2003 by (i) each director, (ii) the executive officers named in the Summary Compensation Table below, (iii) all of our directors and executive officers as a group; and (iv) each person known by us to own beneficially more than 5% of the outstanding shares of common stock. The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose.

The term “beneficial ownership” includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules of the SEC also deem stock subject to options or warrants currently exercisable, or exercisable within 60 days, to be outstanding for the purposes of computing the percentage of ownership of the person holding the options or warrants, but they do not deem that stock to be outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise indicated below, the address for each of the individuals listed below is c/o ProCyte Corporation, 8511 - 154th Avenue NE, Redmond, Washington 98052.

Name of Beneficial Owner	Shares Beneficially Owned(1)	% of Shares Outstanding(2)

John F. Clifford(3)	1,043,999	6.18%
Robin L. Carmichael (4)	262,901	1.56%
Glenn A. Oclassen (5)	221,809	1.31%
Matt L. Leavitt (6)	122,430	*
Robert E. Patterson (7)	118,930	*
John M. Hammer (8)	62,118	*
All Directors and executive officers as a group (6 persons)(9)	1,832,187	10.85%

*	Less than 1%
(1)	Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.
(2)	15,764,687 shares of common stock outstanding as of April 8, 2003, together with any applicable options and warrants for each shareholder.
(3)	Includes 699,999 shares subject to options exercisable within 60 days of April 8, 2003.
(4)	Includes 227,001 shares subject to options exercisable within 60 days of April 8, 2003.
(5)	Includes 80,000 shares subject to options exercisable within 60 days of April 8, 2003.
(6)	Includes 36,000 shares subject to options exercisable within 60 days of April 8, 2003.
(7)	Includes 55,000 shares subject to options exercisable within 60 days of April 8, 2003.
(8)	Includes 24,000 shares subject to options exercisable within 60 days of April 8, 2003.
(9)	Includes 1,122,000 shares subject to options exercisable within 60 days of April 8, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who beneficially own more than 10% of the common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during the 2002 fiscal year all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shareholders will be asked to elect five directors whose term of office will expire at the 2004 Annual Meeting and until the election and qualification of their respective successors. The five nominees for election as directors are John F. Clifford, John M. Hammer, Dr. Matt L. Leavitt, Glenn A. Oclassen, and Robert E. Patterson. All of the nominees are members of the present Board. Unless otherwise directed, the persons named in the proxy intend to cast all proxies in favor of Messrs. Clifford, Leavitt, Oclassen, Hammer and Patterson. All nominees have agreed to serve if elected. The Company does not know of any circumstances that would render any nominee named herein unavailable to serve as a director. However, if any nominee becomes unable or unwilling to serve as a director, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominee as may be nominated by the existing directors to fill any such vacancy.

Certain information concerning the nominees is set out below.

Name	Age	Principal Occupation

John F. Clifford	60	President and Chief Executive Officer, ProCyte Corporation

John M. Hammer	58	President, JMH Enterprises

Dr. Matt L. Leavitt	43	Chairman, CEO and Medical Director, Leavitt Medical Group

Glenn A. Oclassen	60	Consultant

Robert E. Patterson	60	Partner; Squire, Sanders and Dempsey

John F. Clifford joined ProCyte in August 1996 as a Director and as President and Chief Executive Officer. On August 25, 1999, Mr. Clifford was elected Chairman of the Board. Before joining ProCyte, from 1994 to 1996, Mr. Clifford was the President of Orthofix, Inc. and American Medical Electronics, Dallas-area healthcare companies in the orthopedic market. From 1989 to 1994, Mr. Clifford was employed by American Cyanamid’s Davis and Geck Division, a medical device company, initially as the Vice President of Sales and Marketing and later as Division Vice President. From 1964 to 1989 Mr. Clifford held various sales and marketing positions in Ethicon Inc., and Iolab Corp, both Johnson & Johnson companies. Mr. Clifford holds a B.S. in Economics from Villanova University and an M.B.A. in Finance from Drexel University.

John M. Hammer was initially elected a Director of ProCyte in 2000. Mr. Hammer is currently serving as President of JMH Enterprises, a consulting group specializing in the packaged goods industry and particularly private and small cap business, since December 2002. He was Chief Executive Officer of Hair Systems, Inc. from 2001 to 2002, President of JMH Enterprises, from 1997 to 2001, President of Revlon Professional Products in North America from 1995 to 1997, and President of Redken Laboratories from 1990 to 1995.. He is a member of the Compensation, Audit and Nominating Committees. Mr. Hammer received a J.D. from Fordham University School of Law in 1973.

Dr. Matt L. Leavitt, DO, was initially elected a director of ProCyte in April 1998. Since 1990, he has served as the Chairman, Chief Executive Officer and Medical Director of Leavitt Medical Group, a group of nationwide clinics that perform hair restoration, dermatology and cosmetic surgery procedures. Dr. Leavitt has also served as Vice President of the American Board of Hair Restoration since 1997 and is a past President of the American College of Dermatology. He is the former Chairman of the World Association of Hair Restoration Surgeons and an advisor and trustee for the American Academy of Aesthetic & Restorative Surgery. Dr. Leavitt has written chapters in numerous medical textbooks, authored articles in numerous medical journals, and served as editor for several editions of the International Journal of Cosmetic Surgery. Dr. Leavitt is a member of our Compensation and Nominating Committees. Dr. Leavitt is a graduate of the University of Michigan in Pre-med and Michigan State University College of Osteopathic Medicine and is Board-Certified in Dermatology.

Glenn A. Oclassen was initially elected a Director of ProCyte in 1999. From 1998 to 1999 Mr. Oclassen was a founder and Chairman of the Board of NextDerm, Inc., a company focused on development and marketing of topical therapeutics for cosmetic skin defects. ProCyte acquired NextDerm in 1999. Prior to that, Mr. Oclassen founded Oclassen Pharmaceuticals, Inc. in 1985, was President and Chief Executive Officer from 1985 until 1991 and became Chairman of the Board of Directors in January 1991. He served as Chairman of the Board of Oclassen Pharmaceuticals until Watson Pharmaceuticals acquired the company in February 1997. Mr. Oclassen founded the Neutrogena Dermatologics division of Neutrogena Corporation in 1977 and served as President of that division until 1982. Mr. Oclassen is the Chairman of the Compensation Committee, and a member of the Audit and Nominating Committees. Mr. Oclassen is also a member of the Board of Connetics Corporation. He received a B.S. in Zoology in 1965 from San Diego State University. Mr. Oclassen is a member of the Cutaneous Therapy Society and the North American Clinical Dermatology Society, and was recently elected as the first non-physician member of the Executive Committee of the Dermatology Foundation.

Robert E. Patterson was initially elected a Director of ProCyte in 1994, and served as Secretary from August 2000 until December 2002. He has been a partner in the legal services firm of Squire Sanders & Dempsey since 1972. Mr. Patterson is a director of Acuity Ventures, Capital Pacific Development Inc., T.C. Technology US L.P. Peninsula Equity Partners, Net Vault, Inc., LEDA Corporation, Sumida Corporation, and California Airlines. Mr. Patterson is also serving as President and a director of Transierra Corporation, Dermozyme Corporation, and Synzyme Technology LLC. He is the Chairman of our Audit Committee and is a member of our Compensation and Nominating Committees. Mr. Patterson completed the Executive Program at the Stanford Graduate School of Business in 1986; he obtained his law degree from Stanford Law School and he holds a B.A. in Physics from the University of California at Los Angeles. During the fall of 1998 he served as the Inaugural Fellow of the Tuck Center for Private Equity at Dartmouth College.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AS SET FORTH IN ITEM 1 ON THE PROXY CARD.

PROPOSAL 2: RATIFYING THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003

The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Deloitte has audited our financial statements annually since 1989.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the shareholders of the Company for ratification. However, the Audit Committee has recommended that the board of directors submit this matter to the shareholders as a matter of good corporate practice, which the board of directors is doing. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte, and may retain that firm or another without re-submitting the matter to the Company’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

Representatives of Deloitte are expected to be present at the meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

The aggregate fees billed or to be billed for professional services rendered by Deloitte for fiscal year 2002 are as follows:

Audit Fees (for audit of our annual financial statements for fiscal year 2002 and reviews of our quarterly financial statements) are estimated to be (not including expenses)	$77,000

All Other Fees	—

Deloitte did not provide any services related to financial information systems design and implementation in 2002. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditor’s independence and believes that the rendering of such services does not affect the independence of the auditors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION AS SET FORTH IN ITEM 2 ON THE PROXY CARD.

BOARD OF DIRECTORS AND COMMITTEES

Compensation of Directors

The Compensation Committee reviewed the compensation we pay to our non-employee directors. The Committee compared our Board compensation to compensation paid to non-employee directors by similarly sized public companies in similar businesses. The Committee also considered the responsibilities we ask our Board members to assume and the amount of time required to perform those responsibilities. The Committee determined, and the Board approved, an increase in compensation for our non-employee directors beginning with their election at the May 2003 annual meeting. Below we show the rate of compensation paid to our non-employee directors in 2002 and the rate approved for 2003.

Each director who is not an employee of ProCyte receives:

Fees	2002 rate	2003 rate	For each
Annual retainer:	$12,000	$ 12,000	Paid quarterly in the form of common stock grants

Attendance:	$ 1,500	$ 2,000	Per board meeting
	$ 500	$ 500	Per board meeting by conference telephone
	$ –	$ 750	Per audit committee meeting attended in person
	$ –	$ 750	Additional fee paid to audit committee Chairman for meetings attended in person

	$ –	$ 500	Audit committee meeting by conference telephone
	$ –	$ 500	Additional fee paid to audit committee Chairman for meetings by conference telephone

Directors are reimbursed for reasonable travel and out-of-pocket expenses in connection with their service as directors. Under the provisions of a formula grant program administered under the 1996 Stock Option Plan, Non-Employee Directors receive stock option grants to purchase 12,000 shares of common stock upon their initial appointment or election as a director and stock option grants to purchase 6,000 shares of common stock (increasing to 12,000 shares beginning May 2003) annually upon re-election, except that an annual award will not be made to any director who was appointed or elected to the Board less than four months prior to the next annual meeting. These options are granted as of the date of the annual meeting and vest as of the date of the following annual meeting.

Committees and Meetings of the Board

Board of Directors Meetings. During 2002, there were five meetings of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and the aggregate number of meetings of the full Board and each committee on which such Board member served.

Compensation Committee. The Compensation Committee of the Board of Directors has the responsibility for recommending compensation of corporate officers, reviewing annually the operation of all compensation, employment and benefit practices and salary administration procedures, acting as Plan Administrator for all of the Company’s employee stock plans and recommending directors’ fees. During 2002, the Compensation Committee consisted of four non-employee directors: Mr. Oclassen (chairman), Mr. Patterson, Mr. Hammer and Dr. Leavitt. The Compensation Committee met four times during 2002.

Audit Committee. The Audit Committee of the Board of Directors has the responsibility for recommending the selection of our independent auditors, reviewing the scope and schedule of audits, reviewing the results of such audits, reviewing our system of internal financial controls and such additional powers as may be conferred by the Board of Directors. During 2002, the Audit Committee consisted of the following non-employee directors: Mr. Patterson (chairman), Mr. Hammer, Mr. Oclassen and, until December 2002, Dr. Leavitt, all of which were considered independent under Rule 4200(a)(14) of the National Association of Securities Dealers listing standards except for Dr. Leavitt. In order to comply with the new Audit Committee independence requirements, the board appointed Mr. Patterson (chairman), Mr. Hammer and Mr. Oclassen to the Audit Committee effective December 2002. The Audit Committee adopted a new charter approved by the Board of Directors in February 2003. All current members of the Audit Committee meet the independence standards of the rules promulgated by the Securities and Exchange Commission. The report of the Audit Committee regarding its review of the financial statements and other matters is set forth below. The committee met three times during 2002.

Nominating Committee. The Nominating Committee of the Board of Directors is responsible for identifying, qualifying and nominating members of our Board of Directors. The Nominating Committee considers shareholders’ recommendations for director nominees if they are submitted to the Committee in writing and include (a) the name and address of the shareholder making a nomination; (b) the number of shares beneficially held by the shareholder and a statement that the shareholder is entitled to vote at such meeting; (c) a statement that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) all information regarding the nominee(s) as would be required for Board nominees under the Commission’s proxy rules and a description of any arrangements between the shareholder and such nominee and any other persons, pursuant to which the nomination is to be made; and (e) the consent of each such nominee to serve as a Director if elected. The Committee must receive any such nomination not fewer than 60 nor more than 90 days prior to the date of the annual meeting (or, if less than 60 days notice or prior public disclosure of the date of the annual meeting is given, not later than ten days following the date such notice was mailed or such public disclosure was made) or, in the case of an election to be held at a special meeting, no later than the close of business on the seventh business day following the date notice of such meeting is first given. The Nominating Committee was chaired by Mr. Clifford until May 2002, when he resigned from the committee in anticipation of certain exchange rule changes regarding the make-up of nomination committees. Mr. Hammer, who became chairman in May 2002, , Mr. Patterson, Mr. Oclassen and Dr. Leavitt served as members of the committee during 2002. The committee met once during 2002.

Compensation Committee Interlocks and Insider Participation. During 2002, the Compensation Committee consisted of four non-employee directors: Mr. Oclassen (chairman), Mr. Patterson, Dr. Leavitt and Mr. Hammer. No member of the compensation committee and none of our executive officers serve as a member of the board of directors or compensation committee of any entity having one or more executive officers serving as members of the ProCyte Board of Directors or Compensation Committee. Also see disclosure regarding Dr. Leavitt in “Certain Transactions.”

EXECUTIVE OFFICERS

The executive officers of the Company, and their ages as of April 8, 2003, are as follows:

Name	Age	Position	Officer Since

Robert W. Benson	46	Chief Financial Officer	2002
Robin L. Carmichael	46	Vice President of Marketing	1998
John F. Clifford	60	Chairman and Chief Executive Officer	1996

For biographical summary of Mr. Clifford, see “Election of Directors.”

Robert W. Benson — Chief Financial Officer. Mr. Benson joined ProCyte in October 2002 as Chief Financial Officer and was elected Corporate Secretary in December 2002. From 2001 to 2002 Mr. Benson was Chief Financial Officer and Secretary for Appliant, Inc., a private software company. From 1997 to 2001 he served as Chief Financial Officer, and subsequently Chief Operating Officer, of Data Critical Corporation, a medical products company that was subsequently acquired by GE Medical. Mr. Benson was Chief Financial Officer for Stellar One Corporation from 1994 to 1997 and Special Devices, Inc. from 1991 to 1994. Mr. Benson began his career with KPMG Peat Marwick in 1978 after earning his B.S. in Accounting, cum laude, from California State University, Northridge.

Robin L. Carmichael — Vice President of Marketing. Ms. Carmichael joined ProCyte in 1993 in the clinical research department. From 1996 to 1997, she worked in our marketing department as a Product Manager. In 1997, Ms. Carmichael was promoted to Director of Marketing and was subsequently appointed Vice President of Marketing in 1998. Ms. Carmichael has over 20 years of sales and marketing experience in the healthcare industry, having held various sales management and marketing positions in the health and medical industries, including six years at Baxter Healthcare. Ms. Carmichael holds a B.S. in Nursing from Seattle University and attended the UCLA Anderson Graduate School of Executive Management.

Executive Compensation

The table set forth below provides information regarding compensation for each of the three years ended December 31, 2002, 2001, and 2000 with respect to our Chief Executive Officer and our other executive officer who earned more than $100,000 in the year ended December 31, 2002 (our “named executive officers”).

Summary Compensation Table
	Annual Compensation				Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Shares Underlying Options (#)

John F. Clifford	2002	289,939	152,542	—	150,000
Chairman and Chief Executive	2001	269,989	55,622	—	100,000
Officer	2000	255,361	—	—	100,000
Robin L. Carmichael	2002	161,059	60,934	—	25,000
Vice President - Marketing	2001	142,228	26,269	—	40,000
	2000	115,298	—	—	40,000

The following table sets forth certain information with respect to individual grants of stock options made to our named executive officers during the fiscal year ended December 31, 2002.

Option Grants in Last Fiscal Year

	Individual Grants
Name	No. of Shares Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2002(1)	Exercise Price ($)(2)	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
					5%	10%

John F. Clifford	150,000	30.6%	1.83	5/20/12	172,632	437,482
Robin L. Carmichael	25,000	5.1%	1.47	12/3/12	23,112	58,570

(1)	Based on a total of 490,500 shares subject to options granted to employees during 2002.
(2)	The exercise price is equal to the fair market value on the date of grant.
(3)	Mr. Clifford’s options vest 100% after one year. Ms. Carmichael’s options vest ratably over a period of three years. All of the options have a term of ten years. Upon certain corporate events that result in a change of control, the exercise date of all outstanding options for all employees, including executive officers, may be accelerated.
(4)	Potential realizable value is based on an assumption that the stock price of the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option. These numbers are calculated based on rates required by applicable regulations of the SEC and do not reflect the estimate of any future stock price growth. Actual gains if any on stock option exercises depend on the future performance of our common stock and or all stock market conditions as well as the option holders’ continued employment through the vesting period. The amount reflected in this table may not necessarily be achieved. Any such growth would benefit all shareholders.

The following table sets forth certain information with respect to the number and value of unexercised options held by the Company’s named executive officers as of December 31, 2002. No options were exercised during 2002 by the named executive officers.

Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at Fiscal Year-end (#) Exercisable/Unexercisable	Value of Unexercised In-the-money Options at Fiscal Year-end ($)(1) Exercisable/Unexercisable

John F. Clifford	–	–	549,999 / 250,001	127,084 / 22,667
Robin L. Carmichael	–	–	227,001 / 64,999	81,409 / 9,066
(1)	Value is based upon the market price of the underlying Common Stock on December 31, 2002, ($1.33) less the exercise price per share, multiplied by the number of shares underlying the option.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

During 2002, the Compensation Committee (the “Committee”) was comprised of four non-employee directors. The Committee considers and makes recommendations to the Board of Directors concerning general compensation policies and employee benefit plans, and specifically recommends salary levels and bonus or stock option awards for executive officers of the Company, including the chief executive officer. The Committee, as plan administrator of the Company’s employee stock option plans, has sole authority to grant options to executive officers. The Committee’s executive salary and bonus recommendations are reviewed by the Board.

The Company applies a consistent philosophy in its compensation practices for all employees, including executive management. This philosophy is based on the premise that the achievements of ProCyte result from the combined efforts of all individuals working toward common objectives. We strive to achieve our objectives through teamwork that is focused on meeting the expectations of our shareholders. In 2002, our executive officers, including our chief executive officer, received compensation based on the following objectives and policies that the Committee recommended on executive compensation.

Objectives and Policy

The objectives of our executive compensation policy are to:
•	Provide compensation that will attract, retain and motivate experienced executive personnel;
•	Align the interests of management and shareholders by making a substantial portion of executive compensation dependent on our success, as measured by long-term appreciation in the market price of our common stock;
•	Balance considerations of individual achievements each year with our overall performance, both financially and otherwise.

To further our executive compensation objectives, our policy provides for a combination of base salary, cash incentive bonus awards and long-term stock options.

Base Salary

In order to determine its recommendations to the Board of Directors concerning the salary level for executive officers, the Committee will, as appropriate, consider published data from annual surveys of executive compensation at comparable healthcare and pharmaceutical companies. These comparable healthcare and pharmaceutical companies include some but not all of the companies included in the Nasdaq Pharmaceutical Index.

Using any available survey data, the Committee makes recommendations on salary level changes based on its subjective evaluation of our executives’ individual level of experience, responsibility and performance. The Committee also takes into consideration each executive’s comparability with other executives at ProCyte. The Committee gives weight to the views of our chief executive officer with respect to executive salaries other than his own. The Committee does not target executive officer salary levels at any specified percentile of corresponding positions at comparable companies.

Bonus Payments

The Committee may occasionally recommend that the Board of Directors approve a one-time cash bonus to our executive officers in recognition of a specific accomplishment. No such bonuses were awarded in 2002.

In 2001 the Committee approved a recommendation by management to adopt a cash bonus plan for key employees and executives to provide incentives for meeting specific Company objectives in 2002. The cash bonus plan is based on the accomplishment of certain objectives set by the Committee linked to sales, profits, product launches, cost reductions, and acquisitions of products or companies. Cash bonuses will be awarded as a percentage of base salary for each key employee and executive. An objective must be entirely met in order to contribute to the bonus percentage. Our officers were awarded a total of $213,476 in performance bonuses under the plan for 2002. These bonuses were paid in March 2003.

Stock Options

Our executive officers, along with our managers and all our employees, are eligible to receive option grants under the 1996 Stock Option Plan, as amended. The granting of stock options is the principal means available to the Committee to align executive and shareholder long-term interests. A stock option will reward an executive only if the market price of our common stock appreciates over the vesting period. Options granted to executive officers generally have a ten-year term, vest over a period of three years, and have an exercise price per share equal to the fair market value on the date of grant. There presently are no fixed guidelines for annual grant of stock options to executive officers. Stock options are granted by the Committee to newly hired executives and periodically thereafter based on each executive’s position in the Company, previous stock option grants and potential contribution to the long-term success of the Company.

Chief Executive Officer Compensation

Our policy with regard to compensation of our chief executive officer is intended to provide compensation that will attract, retain and motivate an experienced executive, align the interests of management and shareholders by making a substantial portion of our chief executive officer’s compensation dependent on our financial success, and to reward accomplishment of specific goals identified by the Board of Directors which are related to revenue growth and net profit. Based on this policy, the compensation paid to Mr. Clifford in 2002 was set at an aggregate $442,481 including a base salary of $289,939 and a cash bonus in the amount of $152,542, plus an option to purchase 150,000 shares of our common stock pursuant to standard vesting terms.

Policy with Respect to the $1 Million Deduction Limit

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company’s chief executive officer and four other most highly compensated executive officers, unless that compensation is considered performance based. The compensation disclosed in this Proxy Statement does not exceed the $1 million limit, and executive compensation for 2003 is also expected to qualify for deductibility. We currently intend to structure the performance-based portion of our executive officers’ compensation to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives.

This report is submitted by the following non-employee directors, who constituted the members of the Compensation Committee for 2002:

Glenn A. Oclassen (Chairman) John M. Hammer Robert E. Patterson Dr. Matt L. Leavitt

REPORT OF THE AUDIT COMMITTEE

Effective December 2002, the members of the Audit Committee are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. On December 4, 2000, the Board of Directors adopted a written Audit Committee Charter, which was attached to our Proxy Statement for the 2001 Annual Meeting of the Shareholders as Appendix A. On February 24, 2003 the Board of Directors adopted a new Audit Committee Charter, which is attached as Exhibit A herein. The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2002 with the management of the Company. Additionally, the Audit Committee has discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with our independent accountants the independent accountants’ independence. Based on the discussions and reviews noted above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2002.

Robert E. Patterson (Chairman) Glenn A. Oclassen John M. Hammer

COMPARATIVE STOCK PERFORMANCE CHART

The following graph represents the net percentage cumulative total shareholder return on the common stock, compared to the cumulative total return of the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Index (in which the Company’s common stock was included for the years 1997 to March 1999) and the Russell 2000 Index for the period of five fiscal years commencing December 31, 1997 and ending December 31, 2002. The Company no longer includes a comparison to the JP Morgan H&Q Emerging Pharmaceuticals Index and the JP Morgan H&Q Pharmaceutical Index since those indices no longer exist. Since March 25, 1999 our common stock has been traded on the NASD OTC bulletin board.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

$100 invested on 12/31/97 in stock or index including reinvestment of dividends.

Fiscal year ending December 31

DOLLARS
350
300
250
200
150
100
50
0
12/97
12/98
12/99
12/00
12/01
12/02
PROCYTE CORPORATION
NASDAQ STOCK MARKET (U.S.)
RUSSELL 2000
NASDAQ PHARMACEUTICAL

Year	1997	1998	1999	2000	2001	2002

ProCyte Corporation	100.00	46.67	83.31	69.33	155.73	141.87
Nasdaq Stock Market (U.S.)	100.00	140.99	261.48	157.77	125.16	86.53
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39
Nasdaq Pharmaceutical	100.00	126.94	239.34	298.54	254.43	164.38

Note:	Assumes $100 was invested on December 31, 1997 in each of the common stock, the Nasdaq Stock Market Index, the Nasdaq Pharmaceutical Stocks Index and the Russell 2000 Index, and that all dividends were reinvested. Stock price performance shown above for ProCyte Corporation is historical and not necessarily indicative of future price performance.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

Change of Control

In February 1997 we entered into a Change of Control Agreement with Mr. Clifford to provide for the payment of base salary and associated benefits for two years in the event that a change of control (as defined therein) of ProCyte resulted in his loss of employment. The original term of such agreement was two years from the date of the agreement, or, if a change of control occurred during such two-year period, the term was to be automatically extended for two years after such change of control. The agreement has subsequently been extended through April 30, 2004.

In April 1998 we entered into a similar Change of Control Agreement with Ms. Carmichael to provide for the payment of base salary and associated benefits for two years in the event that a change of control (as defined therein) of ProCyte resulted in her loss of employment. The original term of such agreement was two years from the date of the agreement, or, if a change of control occurred during such two-year period, the term was to be automatically extended for two years after such change of control. The agreement has subsequently been extended through April 30, 2004.

Under the Company’s 1989 Restated Stock Option Plan and 1996 Stock Option Plan, the vesting of outstanding options is accelerated upon the occurrence of certain events, including certain mergers and business combinations and other changes in control of ProCyte (as such terms are described in each of the plans).

Severance

In February 1997 we entered into a severance agreement with Mr. Clifford which provides that if his employment as an officer is terminated other than for cause (as defined therein) or as a result of voluntary resignation for good reason (as defined therein), he will be eligible to receive his accrued salary and benefits along with salary continuation and group insurance benefits for a period of twelve months at his then current annual base salary for the fiscal year in which the termination occurred, subject to reduction of the salary continuation by the amount of any other earnings from other employment or personal services. The term of the severance agreement was initially two years and was subsequently extended through April 30, 2004.

CERTAIN TRANSACTIONS

On December 16, 1998 we loaned $103,503.50 to Mr. Clifford, Chief Executive Officer, to enable him to purchase 225,000 shares of our common stock. The loan was evidenced by a promissory note bearing interest at the rate of 4.28% and due in full on June 30, 2002. On April 5, 2002 the amount outstanding, including accrued interest, was $119,153.20. On February 21, 2002, the compensation committee extended the loan for an additional two-year period to June 30, 2004, subject to Mr. Clifford paying the accrued interest of $16,768.

Dr. Matt Leavitt is Chairman and Chief Executive Officer of one of ProCyte’s customers, Medical Hair Restoration, Inc (“MHR”). ProCyte’s sales to MHR during 2002 were $858,998 and such sales are expected to continue in 2003.

Equity Compensation Plan Information

The following table provides certain information about ProCyte’s equity compensation plans in effect as of the end of fiscal year 2002, including the Company’s 1987 Stock Benefit Plan (the “1987 Plan”), the Company’s 1989 Restated Stock Option Plan (the “1989 Plan”), the Company’s 1991 Restated Stock Option Plan for Non-Employee Directors (the “1991 Director Plan”), the Company’s 1996 Stock Option Plan (the “1996 Plan”) and the Company’s 1998 Non-Employee Director Stock Plan (the “1998 Director Plan”).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column

Equity Compensation Plans Approved by Shareholders (1)	2,185,335	$ 1.57	637,778
Equity Compensation Plans Not Approved by Shareholders (2)	66,666	$ 2.19

Total	2,252,001	$ 1.58	490,827

(1)	Includes the 1987 Plan, 1989 Plan, the 1991 Director Plan, the 1996 Plan, and the 1998 Director Plan.
(2)	Includes warrants granted to consultants.

SUBMISSION OF SHAREHOLDER PROPOSALS

Director nominations, proposals and other business, which shareholders wish to present at the annual meeting in 2004 must be received by us no later than December 30, 2003 for inclusion in the proxy statement for such meeting. Shareholders should submit proposals to the President of ProCyte at our principal executive offices, and it is recommended that any such proposals be sent by Certified Mail-Return Receipt Requested.

In addition, our Bylaws include advance notice provisions that require shareholders desiring to bring nominations or other business before an annual shareholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of ProCyte regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at our principal executive offices not more than 90, but not less than 60 days prior to the date of the annual meeting as determined under our Bylaws.

Accordingly, a shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders without inclusion of the proposal in our proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 19, 2003 and no later than March 21, 2003, assuming that the 2002 Annual Meeting is held on May 20, 2003. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, Directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its Directors, Officers and greater than 10% stockholders were complied with, except as follows. Mr. Patterson, Mr. Hammer, Mr. Leavitt and Mr. Oclassen were each granted options to purchase 2,131 shares on October 1, 2002 as part of their Board compensation under the Company’s 1998 Director Plan. These option grants were reported on Form 4 filed on October 9, 2002.

OTHER BUSINESS

The Board of Directors has no knowledge of any other business to be acted upon at the Annual Meeting, nor does the Board intend to bring any other business before the meeting. However, as to any other business that may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC, has been provided with this Proxy Statement to shareholders of record and the related beneficial shareholders. Additional copies will be furnished without charge upon request to: ProCyte Corporation, 8511 - 154th Ave. NE, Redmond, WA 98052.

APPENDIX A

PROCYTE CORPORATION

AUDIT COMMITTEE CHARTER

Purpose and Authority:

The Audit Committee (the “Committee”) shall assist the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s independent auditors, and (5) compliance with the Company’s code of ethics for senior financial officers and compliance with the Company’s code of conduct for all Company personnel. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.

As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors.

The Committee when appropriate may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Composition:

Independence

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall meet the independence requirements established by the Board and such laws and regulations as may be applicable to the Company from time to time.

Financial Literacy/Expertise

Each Committee member shall be financially literate (at a minimum, able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement). At least one Committee member shall have sufficient financial expertise in accounting and auditing so as to be a “financial expert” in accordance with such regulations as may be applicable to the Company from time to time.

Service on Other Public Company Audit Committees

No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

Appointment and Removal of Members

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee. The Board may remove any member from the Committee at any time with or without cause.

A-1

Duties and Responsibilities:

The Committee shall have the following duties and responsibilities, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board.

Engagement of Independent Auditor

•	Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee and shall be ultimately accountable to the Committee and to the Board, as representatives of the shareholders of the Company.
•	Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services. Pre-approval of audit and non-audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.
•	Ensure that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

Evaluate Independent Auditor’s Qualifications, Performance and Independence

•	At least annually, evaluate the independent auditor’s qualifications, performance and independence, including that of the lead partner.
•	At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.
•	At least annually, obtain and review the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engage in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.
•	Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.
•	Ensure that the independent auditor’s lead partner and reviewing partner are replaced every five years. Consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.
•	Present the Committee’s conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.

A-2

Review Financial Statements and Financial Disclosure

•	Meet with management and the independent auditor to review and discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the report of the independent auditor thereon and to discuss any significant issues encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or the adequacy of internal controls.
•	Review with the independent auditor any audit problems or difficulties and management’s response, including significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the national office, and any management or internal control letters issued or proposed to be issued.
•	If so determined by the Committee, based on its review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS 61, and its discussions regarding the auditor’s independence, recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.
•	Discuss earnings press releases, as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Periodic Assessment of Accounting Practices and Policies and Risk and Risk Management

•	Obtain and review timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
•	Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.
•	Review changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.
•	Review any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Review any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.

Related-Party Transactions

•	Review and approve all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Proxy Statement Report of Audit Committee

•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

A-3

Hiring Policies

•	Set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account, and ensure that such policies comply with any regulations applicable to the Company from time to time.

Ethics Compliance and Complaint Procedures

•	Develop and monitor compliance with a code of ethics for senior financial officers pursuant to and to the extent required by regulations applicable to the Company from time to time.
•	Develop and monitor compliance with a code of conduct for all Company employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company from time to time.
•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.
•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Reports to Board

•	Report regularly to the Board any issues that arise with respect to the quality and integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements and the performance and independence of the internal and independent auditors.

Duties Exclusive to the Audit Committee:

The following duties, previously set forth in this Charter, shall be the exclusive responsibility of this Committee:
•	Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee. It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.
•	Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide to the Company and approve the fees for such services. (Pre-approval of audit and non-audit services may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings.)
•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.
•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

A-4

Meetings:

•	The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.
•	The Committee shall meet at least quarterly in separate executive sessions with management to discuss matters that the Committee believes warrant Committee attention.

Evaluation:

The Committee shall review and reassess this Charter at least annually and, if appropriate, propose changes to the Board.

The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.

A-5

PROXY	PROXY

ProCyte Corporation 8511 - 154th Ave NE, Redmond, WA 98052

This Proxy is solicited on behalf of the Board of Directors of ProCyte Corporation The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Shareholders to be held on May 20, 2003 and the proxy statement related thereto and hereby appoints John F. Clifford and Robert W. Benson, and each of them, as the proxy of the undersigned with full power of substitution, to represent and to vote, as designated below, all the shares of common stock of ProCyte Corporation held of record by the undersigned on April 8, 2003, and as to which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of ProCyte Corporation to be held at the Education Conference Center, 1st floor, Overlake Hospital, 1035 116th Avenue NE, Bellevue, Washington, 98004 on Tuesday May 20, 2003 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

The Board of Directors recommends a vote FOR the matters listed below. Please mark votes as in this example. ☒

1. Proposal to Elect Directors (Please check one)

☐ For all nominees listed below	☐ Withhold Authority to vote for nominees indicated below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

John F. Clifford	John M. Hammer	Matt L. Leavitt	Glenn A. Oclassen	Robert E. Patterson

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the company for the year ending December 31, 2003

☐ For	☐ Against	☐ Abstain

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2 above.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Date:__________________________________________ , 2003

__________________________________________________ Signature

_________________________________________________ Signature if held jointly

Please mark, sign, date and return this proxy card promptly, using the enclosed envelope